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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-35441 and 333-35467) of IPL Systems, Inc. of our report dated December 12, 1997 appearing on page F-1 of this Form 10-K.



Price Waterhouse LLP


San Diego, California
January 27, 1998